Oppenheimer Main Street Income & Growth Fund
Semiannual Report December 31, 1995

[COVER PHOTO]

                             "We want high

                              long-term

                              growth

                              and current

                              income, too."


[LOGO--OPPENHEIMER FUNDS(R)]

This Fund is for people who are looking for high total return, from both the potential for capital appreciation and current income.

News

Outstanding Total Return

Cumulative Total Return for the
5-Year Period Ended 12/31/95:

Oppenheimer Main Street
Income & Growth Fund
Class A (at net asset value)1

280.17%

Lipper Growth & Income Funds Average 3

105.28%

The Fund's Class A shares are ranked (FIVE STARS) among 1,371 equity funds as of 12/31/95 by Morningstar Mutual Funds.(4)

How Your Fund Is Managed

Oppenheimer Main Street Income & Growth Fund offers long-term investors the opportunity for high total return. This strategy offers the potential for long-term growth plus the added advantage of income by investing in the stocks of fast-growing companies as well as income-producing stocks and bonds.

This disciplined approach helps to reduce risk through diversification and enables the Fund to take advantage of a wide variety of market conditions. It has also helped the Fund to earn top rankings for achieving its objective of high total return on a frequent basis since inception of the Fund.

Performance

Total return at net asset value for the six months ended 12/31/95 was 13.00% for Class A shares, 12.56% for Class B shares and 12.54% for Class C shares.1

Your Fund's average annual total returns at maximum offering price for Class A shares for the 1- and 5-year periods ended 12/31/95 and since inception of the Class on 2/3/88 were 23.25%, 29.08% and 21.10%, respectively. For Class B shares, average annual total returns for the 1-year period ended 1 2/31/95 and since inception of the Class on 10/1/94 were 24.66% and 18.29%, respectively. For Class C shares, average annual total returns for the 1-year period ended 12/31/95 and since inception of the Class on 12/1/93 were 28.76% and 14.54%, respectively.2

Outlook

"We think the key to next year's market will be careful stock selection. The combination of our hands-on research and strict buy and sell disciplines will lead us to investments with strong growth potential."

                                             Robert Milnamow, Portfolio Manager
                                                              December 31, 1995

Total returns include change in share price and reinvestment of dividends and capital gains distributions. Past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. For more complete information, please review the prospectus carefully before you invest.

1. Based on the change in net asset value per share for the period shown, without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

2. Class A returns show results of hypothetical investments on 12/31/94, 12/31/90 and 2/3/88 (inception of class), after deducting the current maximum initial sales charge of 5.75%. Class B returns show results of hypothetical investments on 12/31/94 and 10/1/94 (inception of class), and with the deduction of the applicable contingent deferred sales charge of 5% (1-year) and 4% (since inception). Class C returns show results of hypothetical investments on 12/31/94 and 12/1/93 (inception of class), with the 1% contingent deferred sales charge deducted for the 1-year result. An explanation of the different performance calculations is in the Fund's prospectus.

3. Source: Lipper Analytical Services. The Lipper total return average for the 5-year period was for 193 growth and income funds. The average is shown for comparative purposes only. Oppenheimer Main Street Income & Growth Fund is characterized by Lipper as a growth and income fund. Lipper performance does not take sales charges into consideration.

4. Source: Morningstar Mutual Funds, 12/31/95. Morningstar, Inc., an independent mutual fund monitoring service, produces proprietary monthly rankings of funds in broad investment categories (equity, taxable bond, tax-exempt bond, or "hybrid") based on risk-adjusted investment returns, after considering sales charges and expenses. Investment return measures a fund's (or class's) 3-, 5-, and 10-year (depending on the inception of the class or fund) average annual total returns in excess of 90-day U.S. Treasury bill returns. Risk measures a fund's (or class's) performance below 90-day U.S. Treasury bill returns. Risk and returns are combined to produce star rank ings, reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10%), 4 stars is "above average" and 1 star is the "lowest" (bottom 1%). The 5-star current ranking is a weighted average of the 3- and 5-year rankings for the class, which were both 5 stars, weighted 40%/60%, respectively. There were 1,371 and 936 funds ranked in those respective periods. Rankings are subject to change. The Fund's Class A, B and C shares have the same portfolio.

2 Oppenheimer Main Street Income & Growth Fund

[PHOTO OF JAMES C. SWAIN]
James C. Swain
Chairman
Oppenheimer
Main Street Income
& Growth Fund

[PHOTO OF BRIDGET A. MACASKILL]
Bridget A. Macaskill
President
Oppenheimer
Main Street Income
& Growth Fund


Dear OppenheimerFunds Shareholder,


The U.S. stock market put on quite a show in 1995 with the Dow Jones Industrial Average breaking the 5000 barrier. During 1995, conditions were ideal for rising stock prices. The economy grew fast enough to generate strong corporate profits--but not so fast as to rekindle inflation. And intermediate- and long-term interest rates fell sharply, as investors anticipated that the Federal Reserve Board had shifted from its restrictive monetary policy of the prior year.

     Leading the rally on Wall Street for much of the year were technology stocks. Even after a bumpy Fall, many stocks in semiconductors, computers, software and telecommunications doubled during the year. The global demand for these products--developed and manufactured by American companies--continued unabated.

     The reduction in the rate of growth of health care expenditures is just one reason why inflation remains moderate. Another reason is the plentiful supply of inexpensive energy. In addition, the emergence of capitalism throughout the world has created a global economy of new markets and new competi tors, dampening prices and labor costs. And after many years of promise, technology has finally created efficiencies in the business environment.

     But the primary fuel to stock prices came from corporate profits, which have been surging in the past few years, due in large part to a rise in U.S. corporate productivity. The determination of Corporate America to be successful in today's highly competitive markets has led to a strategy of tight cost control with an emphasis on efficiency. With a global boom in technology and a weak dollar in the first half of the year--which made U.S. goods more attractive overseas--corporate earnings and profitability have remained very strong, growing about 20% between 1994 and 1995.

     With the Dow less than 1000 just 15 years ago and only 2500 five years ago, it's clear that the stock market's advance has been tremendous. So the question remains, "Is the case for stocks still strong?"

     Certainly, market volatility would be expected at this point in a five year bull market, especially since there hasn't been a "normal correction" of 10% or more since 1990. And the slowdown in the economy is likely to translate into soft profit growth this year.

     But the underlying economic conditions that have driven stocks thus far--moderate growth with low inflation, falling interest rates, and a Corporate America that's committed to increased efficiency--remain in place. Additionally, there is increasing demand for U.S. exports in light of expanding international economies, as well as the increasing belief that U.S. technologies lead the world. As a result, we believe that the stock market continues to offer a good value for investors. But, realistically, we don't expect another year like 1995 any time soon.

     Your portfolio manager discusses the outlook for your Fund in light of these broad issues on the following pages. Thank you for your confidence in OppenheimerFunds, and we look forward to helping you reach your investment goals in the future.

/s/ JAMES C. SWAIN                /s/ BRIDGET A. MACASKILL

James C. Swain                    Bridget A. Macaskill

January 22, 1996


3 Oppenheimer Main Street Income & Growth Fund

(PHOTOS OF ROBERT MILNAMOW AND MICHAEL LEVINE)

Q + A

Q How
  has the Fund
  Performed?

An interview with your Fund's managers.

How has the Fund performed over the past six months?

The Fund has performed very well over the period. While the stock market as a whole has done extremely well this year, we also benefited from being in the right industry sectors and the right stocks within those sectors at the right times.

What investments contributed to the Fund's strong performance?

[PHOTO OF ROBERT DOLL]

The technology sector contributed significantly to the Fund's strong performance. Our technology weighting was higher than that of most of our competitors, and higher than technology's representation in the market indices, and the emphasis paid off nicely. Specifically, we were rewarded for our emphasis on semiconductor makers, who've profited as micro-processors have become prevalent in all types of consumer products.1

     Healthcare and financial services are other areas where we did well. And finally, we profited by avoiding investments in foreign stocks during this period, where performance in many cases significantly lagged the U.S. market this year.

Were any of your investments disappointing?

Overall, not really. While we didn't have many investments we'd classify as disappointing this year, we would like to have owned even more consumer growth stocks such as household-name drug, food, and beverage companies. This group of stocks performed better than we'd expected--but even so, our heavy technology exposure more than made up for any missed opportunities there.

What areas of the market are you currently targeting?

As always, we need a catalyst in order to buy a stock. In other words, we look for

1. The Fund's portfolio is subject to change.

4  Oppenheimer Main Street Income & Growth Fund

Facing page
Top left: Robert Milnamow, Portfolio Manager

Top right: Michael Levine, Member of Equity Investments Team

Bottom: Robert Doll, Executive VP, Director of Equity Investments

This page
Top: Robert Milnamow

Bottom: Diane Sobin and Bruce Bartlett, Members of Equity Investments Team

A The Fund has performed very well.

companies that have either a new product, new management, or new opportunities for growth. We'e currently using this approach in tandem with disciplined selling to increase the quality of the companies in our portfolio as well as the weightings of our core positions. Our belief is that, with the stock market as a whole having moved up so much in 1995, in 1996 performance will be more selective. In our opinion, a portfolio with an increased concentration in quality companies with strong market positions should outperform an extremely broad portfolio going forward.

     We've been reinvesting proceeds from selected sales into energy and financial services stocks. Energy stocks have underperformed for some time now, so we consider them a defensive investment, and they also offer good yields. Financials performed well for us over the past six months, especially stocks of banking companies, where we still find strong balance sheets, good yields and continued con-solidation potential. In addition, atypical of today's fully-priced market, many bank stocks are still selling at what we consider to be fair valuations.

[Photo of Bruce Bartlett and Diane Sobin]
     In terms of market capitalizations, we continue to hold small-, medium-, and large-sized companies in the portfolio, a strategy that allows us to diversify our investments while taking advantage of growth opportunities across a variety of companies and industry sectors.

[Photo of Robert Milnamow]

What is your outlook for the Fund?

     While the market has reached new highs over the past year, we're still optimistic, though with a defensive slant. Toward the end of 1995, we allowed our cash position to build up, and are actively looking for opportunities to bring that percentage down in the coming months. While prices have increased across the board, companies' fundamentals and earnings are still solid. As a result, we think the key to next year's market will be careful stock selection. In that type of market environment, we believe the combination of our hands-on research and strict buy and sell disciplines will lead us to investments with strong growth potential. (Solid Box)

5 Oppenheimer Main Street Income & Growth Fund

                    Financials

                    Contents

                    Statement of Investments                     7
                    Statement of Assets & Liabilities           15
                    Statement of Operations                     16
                    Statements of Changes in Net Assets         17
                    Financial Highlights                        18
                    Notes to Financial Statements               20


                    6 Oppenheimer Main Street Income & Growth Fund

                    Statement of Investments December 31, 1995 (Unaudited)

                                                                                                   Face             Market Value
                                                                                                   Amount           See Note 1
=================================================================================================================================
Short-Term  Notes--5.1%
---------------------------------------------------------------------------------------------------------------------------------
                               Ford Motor Credit Co., 5.95%,  1/4/96                                $50,000,000      $ 49,975,208
                               --------------------------------------------------------------------------------------------------
                               General  Electric  Capital Corp., 6%, 1/3/96                          60,000,000        59,980,000
                               --------------------------------------------------------------------------------------------------
                               Hertz Corp. (The), 5.91%, 1/5/96                                      60,000,000        59,960,600
                               --------------------------------------------------------------------------------------------------
                               Sheffield Receivables Corp., 5.95%, 1/12/96                           42,600,000        42,522,551
                                                                                                                     ------------
                               Total Short-Term Notes (Cost $212,438,359)                                             212,438,359
 =================================================================================================================================
Non-Convertible Corporate Bonds and Notes--0.2%
---------------------------------------------------------------------------------------------------------------------------------
                               United International Holdings, Inc., Zero Coupon
                               Sr. Sec. Disc. Nts., Series B, 14%, 11/15/99 (Cost $7,107,380)(1)     12,000,000         7,500,000
=================================================================================================================================
Convertible Corporate Bonds and Notes--4.9%
---------------------------------------------------------------------------------------------------------------------------------
                               ADT Operations, Inc., Zero Coupon Cv. Sub. Nts., 11.85%, 7/6/10(1)    15,000,000         7,125,000
                               --------------------------------------------------------------------------------------------------
                               Altera Corp., 5.75% Cv. Sub. Nts., 6/15/02(2)                          7,000,000         8,155,000
                               --------------------------------------------------------------------------------------------------
                               AMR Corp., 6.125% Cv. Sub. Debs., 11/1/24                             15,000,000        15,600,000
                               --------------------------------------------------------------------------------------------------
                               Banco de Galicia y Buenos Aires SA, 7% Cv.
                               Negotiable Obligation Bonds, 8/1/02                                    6,000,000         5,595,000
                               --------------------------------------------------------------------------------------------------
                               Conner Peripherals, Inc., 6.50% Cv. Debs., 3/1/02                      6,000,000         6,150,000
                               --------------------------------------------------------------------------------------------------
                               Continental Homes Holding Corp., 6.875% Cv. Sub. Nts., 11/1/02         3,500,000         4,125,625
                               --------------------------------------------------------------------------------------------------
                               Danka Business Systems PLC, 6.75% Cv. Sub. Nts., 4/1/02                8,000,000        11,220,000
                               --------------------------------------------------------------------------------------------------
                               Data General Corp., 7.75% Cv. Sub. Debs., 6/1/01                       8,000,000         7,870,000
                               --------------------------------------------------------------------------------------------------
                               Delta Air Lines, Inc., 3.23% Cv. Sub. Nts., 6/15/03                    6,000,000         5,715,000
                               --------------------------------------------------------------------------------------------------
                               Federated Department Stores, Inc., 5% Cv. Sub. Nts., 10/1/03           5,000,000         5,056,250
                               --------------------------------------------------------------------------------------------------
                               First Financial Management Corp., 5% Cv. Debs., 12/15/99               5,000,000         7,806,250
                               --------------------------------------------------------------------------------------------------
                               ICN Pharmaceuticals, Inc., 8.50% Cv. Sub. Debs., 11/15/99              7,400,000         8,019,750
                               --------------------------------------------------------------------------------------------------
                               IMC Global, Inc., 6.25% Cv. Sub. Debs., 12/1/01                        6,000,000         7,672,500
                               --------------------------------------------------------------------------------------------------
                               NovaCare, Inc., 5.50% Cv. Sub. Debs., 1/15/00                          6,500,000         5,305,625
                               --------------------------------------------------------------------------------------------------
                               PHP Healthcare Corp., 6.50% Cv. Sub. Debs., 12/15/02(2)                5,000,000         5,375,000
                               --------------------------------------------------------------------------------------------------
                               Physicians Clinical Laboratory, Inc., 7.50%
                               Cv. Sub. Debs., 8/15/00(2)(3)                                          1,000,000           285,000
                               --------------------------------------------------------------------------------------------------
                               Roche Holdings, Inc., Zero Coupon Cv. Nts., 7%, 4/20/10(1)(2)         48,000,000        21,300,000
                               --------------------------------------------------------------------------------------------------
                               Seagate Technology, Inc., 6.75% Cv. Sub. Debs., 5/1/12                 3,000,000         3,517,500
                               --------------------------------------------------------------------------------------------------
                               Sports & Recreation, Inc., 4.25% Cv. Sub. Nts., 11/1/00                7,500,000         5,156,250
                               --------------------------------------------------------------------------------------------------
                               Staples, Inc., 4.50% Cv. Nts., 10/1/00(2)                              5,000,000         5,025,000
                               --------------------------------------------------------------------------------------------------
                               Synoptics Communications, Inc., 5.25% Cv. Sub. Debs., 5/15/03(2)       3,500,000         3,758,125
                               --------------------------------------------------------------------------------------------------
                               Theratx, Inc., 8% Cv. Sub. Debs., 2/1/02                               6,000,000         5,475,000
                               --------------------------------------------------------------------------------------------------
                               Thermo Electron Corp., 4.25% Cv. Sub. Nts., 1/1/03(2)                  4,800,000         5,166,000
                               --------------------------------------------------------------------------------------------------
                               Time Warner, Inc., 8.75% Cv. Sr. Nts., 1/10/15                        13,197,750        13,659,672
                               --------------------------------------------------------------------------------------------------
                               U.S. Cellular Corp., Zero Coupon Cv. Liquid Yield Option Nts.,
                               7.90%, 6/15/15(1)                                                     16,250,000         5,768,750
                               --------------------------------------------------------------------------------------------------
                               Unifi, Inc., 6% Cv. Sub. Nts., 3/15/02                                10,000,000        10,075,000
                               --------------------------------------------------------------------------------------------------
                               WMX Technologies, Inc., 2% Cv. Sub. Nts., 1/24/05                     10,000,000         8,650,000
                               --------------------------------------------------------------------------------------------------
                               WorldCom, Inc., 5% Cv. Sub. Nts., 8/15/03                              4,000,000         4,220,000
                                                                                                                     ------------
                               Total Convertible Corporate Bonds and Notes (Cost $178,126,083)                        202,847,297


                               7 Oppenheimer Main Street Income & Growth Fund

                                                                                                                    Market Value
                                                                                                    Shares          See Note 1
=================================================================================================================================
Common Stocks--72.7%
---------------------------------------------------------------------------------------------------------------------------------
Basic Materials--3.2%
---------------------------------------------------------------------------------------------------------------------------------
Chemicals--3.2%               Du Pont (E.I.) De Nemours & Co.                                         500,000        $ 34,937,500
                              ---------------------------------------------------------------------------------------------------
                              Hercules, Inc.                                                          370,000          20,858,750
                              ---------------------------------------------------------------------------------------------------
                              IMC Global, Inc.                                                        700,000          28,612,500
                              ---------------------------------------------------------------------------------------------------
                              Monsanto Co.                                                            131,600          16,121,000
                              ---------------------------------------------------------------------------------------------------
                              Morton International, Inc.                                              300,000          10,762,500
                              ---------------------------------------------------------------------------------------------------
                              W.R. Grace & Co.                                                        350,000          20,693,750
                                                                                                                     ------------
                                                                                                                      131,986,000
---------------------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals--14.4%
---------------------------------------------------------------------------------------------------------------------------------
Autos & Housing--1.4%         ITI Technologies, Inc.(4)                                               250,000           7,437,500
                              ---------------------------------------------------------------------------------------------------
                              Oakwood Homes Corp.                                                     350,000          13,431,250
                              ---------------------------------------------------------------------------------------------------
                              Toyota Motor Corp.                                                    1,750,000          37,154,024
                                                                                                                     ------------
                                                                                                                       58,022,774
---------------------------------------------------------------------------------------------------------------------------------
Leisure & Entertainment--5.4% Applebee's International, Inc.                                          417,500           9,498,125
                              ---------------------------------------------------------------------------------------------------
                              Atlantic Southeast Airlines, Inc.                                     1,000,000          21,500,000
                              ---------------------------------------------------------------------------------------------------
                              Carnival Corp., Cl. A                                                   355,000           8,653,125
                              ---------------------------------------------------------------------------------------------------
                              Circus Circus Enterprises, Inc.(4)                                    1,050,000          29,268,750
                              ---------------------------------------------------------------------------------------------------
                              Continental Airlines, Inc., Cl. B(4)                                    600,000          26,100,000
                              ---------------------------------------------------------------------------------------------------
                              Eastman Kodak Co.                                                       550,000          36,850,000
                              ---------------------------------------------------------------------------------------------------
                              ITT Corp. (New)                                                         500,000          26,500,000
                              ---------------------------------------------------------------------------------------------------
                              McDonald's Corp.                                                        450,000          20,306,250
                              ---------------------------------------------------------------------------------------------------
                              Southwest Airlines Co.                                                  425,000           9,881,250
                              ---------------------------------------------------------------------------------------------------
                              US West Media Group(4)                                                1,000,000          19,000,000
                              ---------------------------------------------------------------------------------------------------
                              Walt Disney Co.                                                         275,000          16,225,000
                                                                                                                     ------------
                                                                                                                      223,782,500
---------------------------------------------------------------------------------------------------------------------------------
Media--2.6%                   Capital Cities/ABC, Inc.                                                175,000          21,590,625
                              ---------------------------------------------------------------------------------------------------
                              Comcast Corp., Cl. A Special                                            750,000          13,640,625
                              ---------------------------------------------------------------------------------------------------
                              Cox Communications, Inc.(4)                                             600,000          11,700,000
                              ---------------------------------------------------------------------------------------------------
                              Infinity Broadcasting Corp., Cl. A                                      300,000          11,175,000
                              ---------------------------------------------------------------------------------------------------
                              United International Holdings, Inc., Cl. A(4)                           390,000           5,752,500
                              ---------------------------------------------------------------------------------------------------
                              Viacom, Inc., Cl. B(4)                                                  900,000          42,637,500
                                                                                                                    -------------
                                                                                                                      106,496,250
---------------------------------------------------------------------------------------------------------------------------------
Retail: General--2.5%         Dillard Department Stores, Inc., Cl. A                                  750,000          21,375,000
                              ---------------------------------------------------------------------------------------------------
                              Eckerd Corp.(4)                                                         700,000          31,237,500
                              ---------------------------------------------------------------------------------------------------
                              Ito-Yokado Co., Ltd.                                                    250,000          15,414,194
                              ---------------------------------------------------------------------------------------------------
                              Kohl's Corp.(4)                                                         300,000          15,750,000
                              ---------------------------------------------------------------------------------------------------
                              Warnaco Group, Inc. (The), Cl. A                                        775,000          19,375,000
                                                                                                                     ------------
                                                                                                                      103,151,694

                              8 Oppenheimer Main Street Income & Growth Fund


                                                                                                                    Market Value
                                                                                                   Shares           See Note 1
---------------------------------------------------------------------------------------------------------------------------------
Retail: Specialty--2.5%      Alco Standard Corp.                                                    350,000          $ 15,968,750
                             ----------------------------------------------------------------------------------------------------
                             Nike, Inc., Cl. B(5)                                                   450,000            31,331,250
                             ----------------------------------------------------------------------------------------------------
                             Nine West Group, Inc.(4)                                               325,000            12,187,500
                             ----------------------------------------------------------------------------------------------------
                             Rite Aid Corp.                                                         575,000            19,693,750
                             ----------------------------------------------------------------------------------------------------
                             Tandy Corp.                                                            600,000            24,900,000
                                                                                                                     ------------
                                                                                                                      104,081,250

---------------------------------------------------------------------------------------------------------------------------------
Consumer Non-Cyclicals--14.6%
---------------------------------------------------------------------------------------------------------------------------------
Beverages--0.8%              LVMH Moet Hennessy Louis Vuitton                                       150,000            31,285,931
---------------------------------------------------------------------------------------------------------------------------------
Food--0.8%                   Groupe Danone                                                          190,000            31,392,263
                             ----------------------------------------------------------------------------------------------------
                             Penn Traffic Co.(4)                                                    227,500             3,412,500
                                                                                                                      -----------
                                                                                                                       34,804,763

---------------------------------------------------------------------------------------------------------------------------------
Healthcare/Drugs--4.8%       American Home Products Corp.                                           450,000            43,650,000
                             ----------------------------------------------------------------------------------------------------
                             Amgen, Inc.                                                            700,000            41,562,500
                             ----------------------------------------------------------------------------------------------------
                             Astra AB Free, Series A                                                800,000            31,989,348
                             ----------------------------------------------------------------------------------------------------
                             Bergen Brunswig Corp., Cl. A                                           625,000            15,546,875
                             ----------------------------------------------------------------------------------------------------
                             Bristol-Myers Squibb Co.                                               200,000            17,175,000
                             ----------------------------------------------------------------------------------------------------
                             Genzyme Corp.(4)                                                       300,000            18,712,500
                             ----------------------------------------------------------------------------------------------------
                             Merck & Co., Inc.                                                      250,000            16,437,500
                             ----------------------------------------------------------------------------------------------------
                             Warner-Lambert Co.                                                     150,000            14,568,750
                                                                                                                     ------------
                                                                                                                      199,642,473

---------------------------------------------------------------------------------------------------------------------------------
Healthcare/Supplies &        Baxter International, Inc.                                             750,000            31,406,250
Services--5.9%               ----------------------------------------------------------------------------------------------------
                             Boston Scientific Corp.(4)                                             400,000            19,600,000
                             ----------------------------------------------------------------------------------------------------
                             Columbia/HCA Healthcare Corp.                                          400,000            20,300,000
                             ----------------------------------------------------------------------------------------------------
                             Guidant Corp.                                                          275,000            11,618,750
                             ----------------------------------------------------------------------------------------------------
                             HEALTHSOUTH Corp.                                                      550,000            16,018,750
                             ----------------------------------------------------------------------------------------------------
                             Heart Technology, Inc.(4)                                              450,000            14,793,750
                             ----------------------------------------------------------------------------------------------------
                             Humana, Inc.(4)                                                        500,000            13,687,500
                             ----------------------------------------------------------------------------------------------------
                             Tenet Healthcare Corp.(4)                                            1,100,000            22,825,000
                             ----------------------------------------------------------------------------------------------------
                             U.S. Healthcare, Inc.                                                  900,000            41,850,000
                             ----------------------------------------------------------------------------------------------------
                             United Healthcare Corp.                                                800,000            52,400,000
                                                                                                                     ------------
                                                                                                                      244,500,000

---------------------------------------------------------------------------------------------------------------------------------
Household Goods--1.0%        Kao Corp.                                                            1,225,000            15,200,916
                             ----------------------------------------------------------------------------------------------------
                             Kimberly-Clark Corp.                                                   331,500            27,431,625
                                                                                                                      -----------
                                                                                                                       42,632,541

---------------------------------------------------------------------------------------------------------------------------------
Tobacco--1.3%                Philip Morris Cos., Inc.                                               575,000            52,037,500



                             9 Oppenheimer Main Street Income & Growth Fund

                                                                                                                    Market Value
                                                                                                   Shares           See Note 1
---------------------------------------------------------------------------------------------------------------------------------
Energy--6.3%
---------------------------------------------------------------------------------------------------------------------------------
Energy Services &            Apache Corp.                                                           500,000          $ 14,750,000
Producers--2.4%              ----------------------------------------------------------------------------------------------------
                             Baker Hughes, Inc.                                                     750,000            18,281,250
                             ----------------------------------------------------------------------------------------------------
                             BJ Services Co.(4)                                                     600,000            17,400,000
                             ----------------------------------------------------------------------------------------------------
                             Schlumberger Ltd.                                                      450,000            31,162,500
                             ----------------------------------------------------------------------------------------------------
                             Weatherford Enterra, Inc.(4)                                           600,000            17,325,000
                                                                                                                      -----------
                                                                                                                       98,918,750

---------------------------------------------------------------------------------------------------------------------------------
Oil-Integrated--3.9%         Ashland, Inc.                                                          475,000            16,684,375
                             ----------------------------------------------------------------------------------------------------
                             Atlantic Richfield Co.                                                 325,000            35,993,750
                             ----------------------------------------------------------------------------------------------------
                             Occidental Petroleum Corp.                                           1,350,000            28,856,250
                             ----------------------------------------------------------------------------------------------------
                             Royal Dutch Petroleum Co.                                              185,000            26,108,125
                             ----------------------------------------------------------------------------------------------------
                             Texaco, Inc.                                                           375,000            29,437,500
                             ----------------------------------------------------------------------------------------------------
                             Unocal Corp.                                                           825,000            24,028,125
                                                                                                                      -----------
                                                                                                                      161,108,125

---------------------------------------------------------------------------------------------------------------------------------
Financial--10.7%
---------------------------------------------------------------------------------------------------------------------------------
Banks--7.5%                  Ahmanson (H.F.) & Co.                                                  750,000            19,875,000
                             ----------------------------------------------------------------------------------------------------
                             Bank of Boston Corp.                                                   500,000            23,125,000
                             ----------------------------------------------------------------------------------------------------
                             BankAmerica Corp.                                                      450,000            29,137,500
                             ----------------------------------------------------------------------------------------------------
                             Bankers Trust New York Corp.                                           285,000            18,952,500
                             ----------------------------------------------------------------------------------------------------
                             Chase Manhattan Corp.                                                  650,000            39,406,250
                             ----------------------------------------------------------------------------------------------------
                             Coast Savings Financial, Inc.(4)                                       325,000            11,253,125
                             ----------------------------------------------------------------------------------------------------
                             Commercial Federal Corp.                                               400,000            15,100,000
                             ----------------------------------------------------------------------------------------------------
                             CoreStates Financial Corp.                                             640,000            24,240,000
                             ----------------------------------------------------------------------------------------------------
                             Great Western Financial Corp.                                        1,125,000            28,687,500
                             ----------------------------------------------------------------------------------------------------
                             Mellon Bank Corp.                                                      300,000            16,125,000
                             ----------------------------------------------------------------------------------------------------
                             Meridian Bancorp, Inc.                                                 735,000            34,177,500
                             ----------------------------------------------------------------------------------------------------
                             Midlantic Corp.                                                        425,000            27,890,625
                             ----------------------------------------------------------------------------------------------------
                             Summit Bancorporation (The)                                             50,000             1,575,000
                             ----------------------------------------------------------------------------------------------------
                             UJB Financial Corp.                                                    600,000            21,450,000
                                                                                                                     ------------
                                                                                                                      310,995,000

---------------------------------------------------------------------------------------------------------------------------------
Diversified Financial--3.1%  Federal National Mortgage Assn.                                        150,000            18,618,750
                             ----------------------------------------------------------------------------------------------------
                             H & R Block, Inc.                                                      225,000             9,112,500
                             ----------------------------------------------------------------------------------------------------
                             MBNA Corp.                                                             225,000             8,296,875
                             ----------------------------------------------------------------------------------------------------
                             Nomura Securities Co. Ltd.                                           1,700,000            37,081,315
                             ----------------------------------------------------------------------------------------------------
                             The PMI Group, Inc.                                                    175,000             7,918,750
                             ----------------------------------------------------------------------------------------------------
                             Travelers Group, Inc.                                                  725,000            45,584,375
                                                                                                                     ------------
                                                                                                                      126,612,565

---------------------------------------------------------------------------------------------------------------------------------
Insurance--0.1%              Prudential Reinsurance Holdings, Inc.                                  249,600             5,834,400

                             10 Oppenheimer Main Street Income & Growth Fund


                                                                                                                    Market Value
                                                                                                   Shares           See Note 1
---------------------------------------------------------------------------------------------------------------------------------
Industrial--6.8%
---------------------------------------------------------------------------------------------------------------------------------
Electrical Equipment--2.1%   General Electric Co.                                                   370,000          $ 26,640,000
                             ----------------------------------------------------------------------------------------------------
                             Honeywell, Inc.                                                        575,000            27,959,375
                             ----------------------------------------------------------------------------------------------------
                             Murata Mfg. Co. Ltd.                                                   420,000            15,472,360
                             ----------------------------------------------------------------------------------------------------
                             Raychem Corp.                                                          300,000            17,062,500
                                                                                                                     ------------
                                                                                                                       87,134,235

---------------------------------------------------------------------------------------------------------------------------------
Industrial Materials--0.3%   Centex Construction Products, Inc.(4)                                  600,000             8,625,000
                             ----------------------------------------------------------------------------------------------------
                             Martin Marietta Materials, Inc.                                        235,100             4,848,937
                                                                                                                     ------------
                                                                                                                       13,473,937

---------------------------------------------------------------------------------------------------------------------------------
Industrial Services--0.7%    Reynolds & Reynolds Co., Cl. A                                         350,000            13,606,250
                             ----------------------------------------------------------------------------------------------------
                             WMX Technologies, Inc.                                                 500,000            14,937,500
                                                                                                                     ------------
                                                                                                                       28,543,750

---------------------------------------------------------------------------------------------------------------------------------
Manufacturing--3.0%          American Standard Cos., Inc.(4)                                        800,000            22,400,000
                             ----------------------------------------------------------------------------------------------------
                             Minnesota Mining & Manufacturing Co.                                   400,000            26,500,000
                             ----------------------------------------------------------------------------------------------------
                             Mitsubishi Heavy Industries Ltd.                                     4,200,000            33,509,876
                             ----------------------------------------------------------------------------------------------------
                             Parker-Hannifin Corp.                                                  600,000            20,550,000
                             ----------------------------------------------------------------------------------------------------
                             Tyco International Ltd.                                                602,200            21,453,375
                                                                                                                     ------------
                                                                                                                      124,413,251

---------------------------------------------------------------------------------------------------------------------------------
Transportation--0.7%         Airborne Freight Corp.                                                 425,000            11,315,625
                             ----------------------------------------------------------------------------------------------------
                             Canadian National Railway Co.(4)                                       199,000             2,985,000
                             ----------------------------------------------------------------------------------------------------
                             Consolidated Freightways, Inc.(5)                                      625,000            16,562,500
                                                                                                                     ------------
                                                                                                                       30,863,125

---------------------------------------------------------------------------------------------------------------------------------
Technology--15.7%
---------------------------------------------------------------------------------------------------------------------------------
Aerospace/Defense--1.4%      Boeing Co.                                                             300,000            23,512,500
                             ----------------------------------------------------------------------------------------------------
                             Lockheed Martin Corp.                                                  425,000            33,575,000
                                                                                                                     ------------
                                                                                                                       57,087,500

---------------------------------------------------------------------------------------------------------------------------------
Computer Hardware--4.1%      Adaptec, Inc.(4)                                                       375,000            15,375,000
                             ----------------------------------------------------------------------------------------------------
                             Bay Networks, Inc.(4)                                                  475,000            19,534,375
                             ----------------------------------------------------------------------------------------------------
                             Cabletron Systems, Inc.(4)                                              59,000             4,779,000
                             ----------------------------------------------------------------------------------------------------
                             Cisco Systems, Inc.(4)                                                 425,000            31,715,625
                             ----------------------------------------------------------------------------------------------------
                             International Business Machines Corp.                                  630,000            57,802,500
                             ----------------------------------------------------------------------------------------------------
                             Lexmark International Group, Inc., Cl. A(4)                            500,000             9,125,000
                             ----------------------------------------------------------------------------------------------------
                             Sun Microsystems, Inc.(4)                                              700,000            31,937,500
                                                                                                                     ------------
                                                                                                                      170,269,000

                             11 Oppenheimer Main Street Income & Growth Fund


                                                                                                                    Market Value
                                                                                                   Shares           See Note 1
---------------------------------------------------------------------------------------------------------------------------------
Computer Software--4.3%      Adobe Systems, Inc.                                                    500,000        $   31,000,000
                             ----------------------------------------------------------------------------------------------------
                             Autodesk, Inc.                                                         430,000            14,727,500
                             ----------------------------------------------------------------------------------------------------
                             Black Box Corp.(4)                                                     350,000             5,731,250
                             ----------------------------------------------------------------------------------------------------
                             First Data Corp.                                                       300,000            20,062,500
                             ----------------------------------------------------------------------------------------------------
                             Informix Corp.(4)                                                      375,000            11,250,000
                             ----------------------------------------------------------------------------------------------------
                             McAfee Associates, Inc.                                                395,000            17,330,625
                             ----------------------------------------------------------------------------------------------------
                             NetManage, Inc.                                                        500,000            11,625,000
                             ----------------------------------------------------------------------------------------------------
                             Nintendo Co. Ltd.                                                      315,000            23,971,980
                             ----------------------------------------------------------------------------------------------------
                             Oracle Corp.(4)                                                        250,000            10,593,750
                             ----------------------------------------------------------------------------------------------------
                             Platinum Technology, Inc.(4)                                           400,000             7,350,000
                             ----------------------------------------------------------------------------------------------------
                             Structural Dynamics Research Corp.(4)                                  325,000             9,546,875
                             ----------------------------------------------------------------------------------------------------
                             Sybase, Inc.(4)                                                        400,000            14,400,000
                                                                                                                   --------------
                                                                                                                      177,589,480

---------------------------------------------------------------------------------------------------------------------------------
Electronics--2.4%            Hewlett-Packard Co.                                                    255,000            21,356,250
                             ----------------------------------------------------------------------------------------------------
                             Intel Corp.                                                            325,000            18,443,750
                             ----------------------------------------------------------------------------------------------------
                             Loral Corp.                                                            500,000            17,687,500
                             ----------------------------------------------------------------------------------------------------
                             Motorola, Inc.                                                         200,000            11,400,000
                             ----------------------------------------------------------------------------------------------------
                             Texas Instruments, Inc.                                                200,000            10,350,000
                             ----------------------------------------------------------------------------------------------------
                             Thermo Electron Corp.                                                  425,000            22,100,000
                                                                                                                   --------------
                                                                                                                      101,337,500

---------------------------------------------------------------------------------------------------------------------------------
Telecommunications-          AT&T Corp.                                                             675,000            43,706,250
Technology--3.5%             ----------------------------------------------------------------------------------------------------
                             DSC Communications Corp.(4)                                            350,000            12,906,250
                             ----------------------------------------------------------------------------------------------------
                             Millicom International Cellular SA(4)                                  750,000            22,875,000
                             ----------------------------------------------------------------------------------------------------
                             Millicom, Inc.(4)                                                       75,000                    --
                             ----------------------------------------------------------------------------------------------------
                             Pairgain Technologies, Inc.(4)                                         200,000            10,950,000
                             ----------------------------------------------------------------------------------------------------
                             VTEL Corp.(4)                                                          500,000             9,250,000
                             ----------------------------------------------------------------------------------------------------
                             WorldCom, Inc.(4)                                                    1,237,400            43,618,350
                                                                                                                   --------------
                                                                                                                      143,305,850

---------------------------------------------------------------------------------------------------------------------------------
Utilities--1.0%
---------------------------------------------------------------------------------------------------------------------------------
Gas Utilities--0.4%         Sonat, Inc.                                                             500,000            17,812,500
---------------------------------------------------------------------------------------------------------------------------------
Telephone Utilities--0.6%   US West Communications Group                                            700,000            25,025,000
                                                                                                                   --------------
                            Total Common Stocks (Cost $2,457,595,408)                                               3,012,747,644


                            12 Oppenheimer Main Street Income & Growth Fund


                                                                                                                    Market Value
                                                                                                   Shares           See Note 1
=================================================================================================================================
Preferred Stocks--5.8%
---------------------------------------------------------------------------------------------------------------------------------
                            Advanta Corp., Stock Appreciation Income Linked Securities
                            (each representing a one-hundredth interest in a share of 6.75%
                            Cv. Cl. B Preferred Stock, Series 1995)                                 150,000          $  5,812,500
                            -----------------------------------------------------------------------------------------------------
                            AK Steel Holding Corp., 7% Cv. Stock Appreciation Income
                            Linked Securities                                                       325,000            10,887,500
                            -----------------------------------------------------------------------------------------------------
                            Atlantic Richfield Co., 9% Exchangeable Notes for
                            Common Stock of Lyondell Petrochemical Co., 9/15/97                     425,000             9,987,500
                            -----------------------------------------------------------------------------------------------------
                            Bally Entertainment Corp., 8% Cv. Preferred Redeemable
                            Increased Dividend Equity Securities                                    650,000             8,856,250
                            -----------------------------------------------------------------------------------------------------
                            Cablevision Systems Corp., 8.50% Cum. Cv., Series I                     439,000            11,962,750
                            -----------------------------------------------------------------------------------------------------
                            Compania de Inversiones en Telecomunicaciones SA,
                            Provisionally Redeemable Income Debt Exchangeable for Stock,
                            7%, 3/3/98(2)                                                           225,000            12,684,375
                            -----------------------------------------------------------------------------------------------------
                            Continental Airlines Finance Trust, 8.50% Cv.
                            Trust Originated Preferred Securities(2)                                400,000            21,400,000
                            -----------------------------------------------------------------------------------------------------
                            Cooper Industries, Inc., Debt Exchangeable for
                            Common Stock, 6% Exchangeable Nts., 1/1/99(4)                           845,000            11,618,750
                            -----------------------------------------------------------------------------------------------------
                            Delta Air Lines, Inc., $3.50 Cv. Depositary Shares, Series C            475,000            28,203,125
                            -----------------------------------------------------------------------------------------------------
                            Elsag Bailey Financing Trust, 5.50% Cv. Trust Originated
                            Preferred Securities(2)                                                 224,500            11,309,187
                            -----------------------------------------------------------------------------------------------------
                            Freeport-McMoRan Copper & Gold, Inc., Cv. Depositary Shares             500,000            13,625,000
                            -----------------------------------------------------------------------------------------------------
                            James River Corp. of Virginia, Depositary Shares each
                            representing a one-hundredth interest in a share of Series P,
                            9% Cum. Cv. Preferred Stock, Dividend Enhanced Convertible Stock        300,000             7,012,500
                            -----------------------------------------------------------------------------------------------------
                            LCI International, Inc., 5% Cum. Cv. Exchangeable Preferred Stock       250,000            13,375,000
                            -----------------------------------------------------------------------------------------------------
                            Merrill Lynch & Co., Inc., 6.50% Cv. Structured Yield
                            Enhanced Product Exchangeable for Stock due 8/15/98                     200,000            10,375,000
                            -----------------------------------------------------------------------------------------------------
                            MFS Communications Company, Inc., 8% Depositary Cv.
                            Shares Representing 1 Share of Dividend Enhanced Convertible Stock      515,000            25,074,063
                            -----------------------------------------------------------------------------------------------------
                            SunAmerica, Inc., $3.10 Cum. Cv. Depositary Shares                      199,500            13,067,250
                            -----------------------------------------------------------------------------------------------------
                            Westinghouse Electric Corp., Participating
                            Equity Preferred Shares, $12.125 Cv., Series C(2)                     1,000,000            15,750,000
                            -----------------------------------------------------------------------------------------------------
                            WHX Corp., $3.75 Cv., Series B                                          175,000             7,437,500
                                                                                                                     ------------
                            Total Preferred Stocks (Cost $213,916,781)                                                238,438,250

                                                                                                     Units
=================================================================================================================================
Rights, Warrants and Certificates--0.0%
---------------------------------------------------------------------------------------------------------------------------------
                            American Satelite Network, Inc. Wts., Exp. 6/99 (Cost $0)                18,750                    --


                            13 Oppenheimer Main Street Income & Growth Fund


                                                                                                   Face              Market Value
                                                                                                   Amount            See Note 1
=================================================================================================================================
Repurchase Agreement--10.9%
---------------------------------------------------------------------------------------------------------------------------------
                            Repurchase agreement with First Chicago Capital Markets,
                            5.90%, dated 12/29/95, to be repurchased at $453,096,836 on
                            1/2/96, collateralized by U.S. Treasury Nts., 5.125%--8.75%,
                            12/31/96--11/5/04, with a value of $245,783,120, U.S.
                            Treasury Bonds, 6.25%--11.25%, 8/15/03--8/15/23, with a value of $148,950,480, and U.S. Treasury Bills maturing 11/14/96,
                            with a value of $67,546,904 (Cost $452,800,000)                    $452,800,000        $  452,800,000

---------------------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $3,521,984,011)                                                      99.6%        4,126,771,550
---------------------------------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                                         0.4            14,578,904
                                                                                               ------------        --------------
Net Assets                                                                                            100.0%       $4,141,350,454
                                                                                               ============        ==============

1. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

2. Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $110,207,687 or 2.66% of the Fund's net assets, at December 31, 1995.

3. Non-income producing--issuer is in default of interest payment.

4. Non-income producing security.

5. A sufficient amount of liquid assets has been designated to cover outstanding written call options, as follows:

                            Shares               Expiration                Exercise              Premium             Market Value
                            Subject to Call      Date                      Price                 Received            See Note 1
---------------------------------------------------------------------------------------------------------------------------------
Consolidated Freightways,
Inc.                        120,000              1/96                      $27.50                $176,244            $   157,500
---------------------------------------------------------------------------------------------------------------------------------
Nike, Inc., Cl.B            150,000              1/96                      $57.50                 745,475              1,743,750
                                                                                                 --------            -----------
                                                                                                 $921,719            $ 1,901,250
                                                                                                 ========            ===========

6. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 1995. There were no affiliate securities held as of December 31, 1995.
Transactions during the period in which the issuer was an affiliate are as follows:

                            Balance June 30, 1995    Gross Additions           Gross Reductions          Balance December 31, 1995
                            ---------------------    -----------------         ------------------        -------------------------
                            Shares     Cost          Shares       Cost         Shares        Cost        Shares          Cost
---------------------------------------------------------------------------------------------------------------------------------
Duckwall-ALCO Stores, Inc.  300,000    $ 2,710,938       --      $      --     300,000      $ 2,710,938     --           $     --
---------------------------------------------------------------------------------------------------------------------------------
Globalstar
 Telecommunications Ltd.    500,000      9,968,750       --             --     500,000        9,968,750     --                 --
                                       -----------               ---------                  -----------                  --------
                                       $12,679,688               $      --                  $12,679,688                  $     --
                                       ===========               =========                  ===========                  ========

                            See accompanying Notes to Financial Statements.

                            14 Oppenheimer Main Street Income & Growth Fund

Statement of Assets and Liabilities December 31, 1995 (Unaudited)

==================================================================================================================================
Assets                      Investments, at value (including repurchase agreement of $452,800,000)
                            (cost $3,521,984,011)--see accompanying statement                                       $4,126,771,550
                            ------------------------------------------------------------------------------------------------------
                            Cash                                                                                            91,637
                            ------------------------------------------------------------------------------------------------------
                            Receivables:
                            Shares of capital stock sold                                                                21,982,772
                            Interest and dividends                                                                       7,285,016
                            Investments sold                                                                             1,214,077
                            ------------------------------------------------------------------------------------------------------
                            Other                                                                                           72,723
                                                                                                                    --------------
                            Total assets                                                                             4,157,417,775

==================================================================================================================================
Liabilities                 Options written, at value (premiums received $921,719)--see accompanying statement           1,901,250
                            ------------------------------------------------------------------------------------------------------
                            Payables and other liabilities:
                            Shares of capital stock redeemed                                                             6,012,915
                            Investments purchased                                                                        4,800,567
                            Distribution and service plan fees                                                           2,394,403
                            Shareholder reports                                                                            325,178
                            Transfer agent and accounting services fees                                                    154,671
                            Other                                                                                          478,337
                                                                                                                    --------------
                            Total liabilities                                                                           16,067,321
==================================================================================================================================
Net Assets                                                                                                          $4,141,350,454
                                                                                                                    ==============

==================================================================================================================================
Composition of              Par value of shares of capital stock                                                    $    1,542,838
Net Assets                  ------------------------------------------------------------------------------------------------------
                            Additional paid-in capital                                                               3,460,777,750
                            ------------------------------------------------------------------------------------------------------
                            Undistributed net investment income                                                            555,009
                            ------------------------------------------------------------------------------------------------------
                            Accumulated net realized gain on investment transactions                                    74,666,817
                            ------------------------------------------------------------------------------------------------------
                            Net unrealized appreciation on investments                                                 603,808,040
                                                                                                                    --------------
                            Net assets                                                                              $4,141,350,454
                                                                                                                    ==============

==================================================================================================================================
Net Asset Value             Class A Shares:
Per Share                   Net asset value and redemption price per share (based on net assets
                            of $2,468,379,670 and 91,810,063 shares of capital stock outstanding)                           $26.89
                            Maximum offering price per share (net asset value plus sales charge of 5.75% of
                            offering price)                                                                                 $28.53

                            ------------------------------------------------------------------------------------------------------
                            Class B Shares:
                            Net asset value, redemption price and offering price per share (based on
                            net assets of $1,101,140,232 and 41,105,695 shares of capital stock outstanding)                $26.79

                            ------------------------------------------------------------------------------------------------------
                            Class C Shares:
                            Net asset value, redemption price and offering price per share (based on
                            net assets of $571,830,552 and 21,368,030 shares of capital stock outstanding)                  $26.76


                            See accompanying Notes to Financial Statements.

                            15 Oppenheimer Main Street Income & Growth Fund

                            Statement of Operations For the Six Months Ended December 31, 1995 (Unaudited)

==================================================================================================================================
Investment Income           Dividends (net of foreign withholding taxes of $239,117)                                  $ 27,842,101
                            ------------------------------------------------------------------------------------------------------
                            Interest                                                                                    22,855,347
                                                                                                                      ------------
                            Total income                                                                                50,697,448

==================================================================================================================================
Expenses                    Distribution and service plan fees--Note 4:
                            Class A                                                                                      2,674,438
                            Class B                                                                                      4,354,261
                            Class C                                                                                      2,600,672
                            ------------------------------------------------------------------------------------------------------
                            Management fees--Note 4                                                                      8,515,990
                            ------------------------------------------------------------------------------------------------------
                            Transfer and shareholder servicing agent fees--Note 4                                        3,830,195
                            ------------------------------------------------------------------------------------------------------
                            Shareholder reports                                                                            732,146
                            ------------------------------------------------------------------------------------------------------
                            Registration and filing fees:
                            Class A                                                                                        114,952
                            Class B                                                                                        143,996
                            Class C                                                                                         24,714
                            ------------------------------------------------------------------------------------------------------
                            Legal and auditing fees                                                                         35,269
                            ------------------------------------------------------------------------------------------------------
                            Insurance expenses                                                                              24,780
                            ------------------------------------------------------------------------------------------------------
                            Directors' fees and expenses                                                                    21,358
                            ------------------------------------------------------------------------------------------------------
                            Custodian fees and expenses                                                                     12,269
                            ------------------------------------------------------------------------------------------------------
                            Other                                                                                          319,070
                                                                                                                      ------------
                            Total expenses                                                                              23,404,110

==================================================================================================================================
Net Investment Income                                                                                                   27,293,338

==================================================================================================================================
Realized and Unrealized     Net realized gain (loss) on:
Gain (Loss)                 Investments:
                            Unaffiliated companies                                                                      92,809,626
                            Affiliated companies                                                                        (2,265,939)
                            Closing and expiration of option contracts written--Note 5                                    (629,349)
                            Foreign currency transactions                                                                 (696,879)
                                                                                                                      -------------
                            Net realized gain                                                                           89,217,459
                            -------------------------------------------------------------------------------------------------------
                            Net change in unrealized appreciation or depreciation on:
                            Investments                                                                                307,352,451
                            Translation of assets and liabilities denominated in foreign currencies                     (3,911,410)
                                                                                                                      ------------
                            Net change                                                                                 303,441,041
                                                                                                                      ------------
                            Net realized and unrealized gain                                                           392,658,500

==================================================================================================================================
Net Increase in Net Assets Resulting From Operations                                                                  $419,951,838
                                                                                                                      ============

                            See accompanying Notes to Financial Statements.

                            16 Oppenheimer Main Street Income & Growth Fund

                            Statements of Changes in Net Assets

                                                                                              Six Months Ended
                                                                                              December 31, 1995     Year Ended
                                                                                              (Unaudited)           June 30, 1995
=================================================================================================================================
Operations                  Net investment income                                                $   27,293,338    $   37,933,945
                            -----------------------------------------------------------------------------------------------------
                            Net realized gain                                                        89,217,459        13,180,181
                            -----------------------------------------------------------------------------------------------------
                            Net change in unrealized appreciation or depreciation                   303,441,041       329,165,454
                                                                                                 --------------    --------------
                            Net increase in net assets resulting from operations                    419,951,838       380,279,580
=================================================================================================================================
Dividends and               Dividends from net investment income:
Distributions to            Class A                                                                 (19,831,845)      (29,280,412)
Shareholders                Class B                                                                  (5,282,880)       (3,312,668)
                            Class C                                                                  (2,768,778)       (4,868,193)
                            -----------------------------------------------------------------------------------------------------
                            Distributions from net realized gain:
                            Class A                                                                  (7,115,143)         (140,642)
                            Class B                                                                  (3,162,384)          (10,803)
                            Class C                                                                  (1,654,241)          (35,755)

=================================================================================================================================
Capital Stock               Net increase in net assets resulting from capital stock
Transactions                transactions--Note 2:
                            Class A                                                                 308,399,429       947,214,116
                            Class B                                                                 384,192,110       580,665,761
                            Class C                                                                  54,594,961       233,648,051

=================================================================================================================================
Net Assets                  Total increase                                                        1,127,323,067     2,104,159,035
                            -----------------------------------------------------------------------------------------------------
                            Beginning of period                                                   3,014,027,387       909,868,352
                                                                                                 --------------    --------------
                            End of period (including undistributed net investment
                            income of $555,009 and $1,145,174, respectively)                     $4,141,350,454    $3,014,027,387
                                                                                                 ==============    ==============

                            See accompanying Notes to Financial Statements.

                            17 Oppenheimer Main Street Income & Growth Fund

                            Financial Highlights


                                                  Class A
                                                  -----------------------------------------------------
                                                  Six Months
                                                  Ended
                                                  Dec. 31, 1995      Year Ended June 30,
                                                  (Unaudited)         1995                      1994
=======================================================================================================
Per Share Operating Data:
Net asset value, beginning of period               $24.07               $20.40                  $19.88

-------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                 .22                  .47                     .37
Net realized and unrealized gain (loss)              2.90                 3.66                    2.50
                                               ----------           ----------                  -------
Total income (loss) from investment
operations                                           3.12                 4.13                    2.87

-------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                 (.22)                 (.46)                   (.36)
Distributions from net realized gain                 (.08)                   --(3)                   --
Distributions in excess of gains                       --                    --                   (1.99)
                                               ----------            ----------                --------
Total dividends and distributions
to shareholders                                      (.30)                 (.46)                  (2.35)

------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $26.89                $24.07                 $20.40
                                               ==========            ==========                ========

=======================================================================================================
Total Return, at Net Asset Value(4)                 13.00%                20.52%                 14.34%

========================================================================================================
Ratios/Supplemental Data:
Net assets, end of period
(in thousands)                                 $2,468,380            $1,923,951               $739,552
-------------------------------------------------------------------------------------------------------
Average net assets (in thousands)              $2,204,524            $1,319,271               $270,417
-------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                1.80%(5)              2.31%                  2.46%
Expenses                                             1.00%(5)              1.07%                  1.28%
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                           41.5%                101.3%                 199.4%
Average brokerage commission rate(7)                $0.09                    --                     --

1. For the period from December 1, 1993 (inception of offering) to June 30,
1994.

2. For the period from October 1, 1994 (inception of offering) to June 30, 1995.

3. Less than $.005 per share.

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


18  Oppenheimer Main Street Income & Growth Fund

                                                Class B                              Class C
-----------------------------------------       --------------------------------     ----------------------------------------
                                                Six Months          Period           Six Months
                                                Ended               Ended            Ended
                                                Dec. 31, 1995       June 30,         Dec. 31, 1995      Year Ended June 30,
1993                1992            1991        (Unaudited)         1995(2)        (Unaudited)        1995        1994(1)
=============================================================================================================================
 $15.46           $13.22          $12.38             $24.00          $21.49               $23.97         $20.33        $20.76
-----------------------------------------------------------------------------------------------------------------------------
    .16              .25             .38                .10             .25                  .12            .33           .13
   6.65             4.72             .87               2.91            2.54                 2.88           3.62          (.42)
-------           ------          ------             ------          ------               ------         ------        ------
   6.81             4.97            1.25               3.01            2.79                 3.00           3.95          (.29)
-----------------------------------------------------------------------------------------------------------------------------
   (.19)            (.22)           (.41)              (.14)           (.28)                (.13)          (.31)         (.14)
  (2.20)           (2.51)             --               (.08)             --(3)              (.08)            --(3)         --
     --               --              --                 --              --                   --             --            --
-------           ------          ------             ------          ------               ------         ------        ------
  (2.39)           (2.73)           (.41)              (.22)           (.28)                (.21)          (.31)         (.14)
----------------------------------------------- -----------------------------------------------------------------------------
 $19.88           $15.46          $13.22             $26.79          $24.00               $26.76         $23.97        $20.33
=======           ======          ======             ======          ======               ======         ======        ======

=============================================================================================================================
  46.38%           39.48%          10.60%             12.56%          13.15%               12.54%         19.63%         (.97)%

=============================================================================================================================

$58,230          $26,926         $15,968         $1,101,140        $628,499             $571,831       $461,578      $170,316
-----------------------------------------------------------------------------------------------------------------------------
$38,974          $23,018         $14,563           $865,387        $248,775             $517,993       $325,025       $71,924
-----------------------------------------------------------------------------------------------------------------------------

   1.02%            1.63%           3.15%              1.03%(5)        1.25%(5)             1.05%(5)       1.57%         1.86%(5)
   1.46%            1.66%           1.84%              1.78%(5)        1.89%(5)             1.75%(5)       1.82%         2.11%(5)
-----------------------------------------------------------------------------------------------------------------------------
  283.0%           290.1%          208.9%              41.5%          101.3%                41.5%         101.3%        199.4%
     --               --              --              $0.09              --                $0.09             --           --

5. Annualized.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1995 were $533,202,400 and $388,852,829, respectively.

7. Total brokerage commissions paid on purchases and sales of portfolio securities for the period divided by the total number of related shares purchased and sold.

See accompanying Notes to Financial Statements.

19  Oppenheimer Main Street Income & Growth Fund

Notes to Financial Statements (Unaudited)

================================================================================
1. Significant
   Accounting Policies

Oppenheimer Main Street Income & Growth Fund (the Fund) is a separate series of Oppenheimer Main Street Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek high total return (which includes current income and capital appreciation in the value of its shares) from equity and debt securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or asked price or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid or asked price closest to the last reported sale price is used.

-------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

-------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

-------------------------------------------------------------------------------
Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

-------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

-------------------------------------------------------------------------------
Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.

20  Oppenheimer Main Street Income & Growth Fund

================================================================================
1. Significant
   Accounting Policies
   (continued)

Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. Capital Stock

The Fund has authorized 350,000,000 shares of $.01 par value capital stock (200,000,000 for Class A, 100,000,000 for Class B, and 50,000,000 for Class C).
Transactions in shares of capital stock were as follows:


                          Six Months Ended December 31, 1995      Year Ended June 30, 1995(1)
                          ------------------------------------    ------------------------------------
                          Shares               Amount             Shares                Amount
------------------------------------------------------------------------------------------------------
Class A:
Sold                      19,650,480           $507,428,857       55,373,867            $1,208,049,807
Dividends and
distributions reinvested     970,996             25,611,725        1,265,292                27,814,867
Redeemed                  (8,745,247)          (224,641,153)     (12,955,862)             (288,650,558)
                          ----------           ------------      -----------            --------------
Net increase              11,876,229           $308,399,429       43,683,297            $  947,214,116
                          ==========           ============      ===========            ==============
------------------------------------------------------------------------------------------------------
Class B:
Sold                      16,505,963           $424,947,837       27,077,516            $  600,973,013
Dividends and
distributions reinvested     302,757              7,978,247          136,393                 3,097,456
Redeemed                  (1,892,126)           (48,733,974)      (1,024,808)              (23,404,708)
                          ----------           ------------      -----------            --------------
Net increase              14,916,594           $384,192,110       26,189,101            $  580,665,761
                          ==========           ============      ===========            ==============
------------------------------------------------------------------------------------------------------
Class C:
Sold                       4,167,339           $107,120,416       13,345,163            $  288,841,445
Dividends and
distributions reinvested     155,912              4,102,217          208,621                 4,536,885
Redeemed                  (2,214,856)           (56,627,672)      (2,671,307)              (59,730,279)
                          ----------           ------------      -----------            --------------
Net increase               2,108,395           $ 54,594,961       10,882,477            $  233,648,051
                          ==========           ============      ===========            ==============

1. For the year ended June 30, 1995 for Class A and Class C shares and for the period from October 1, 1994 (inception of offering) to June 30, 1995 for Class B shares.

================================================================================
3. Unrealized Gains and
   Losses on Investments

At December 31, 1995, net unrealized appreciation on investments of $603,808,009 was composed of gross appreciation of $643,382,067, and gross depreciation of $39,574,058.

21 Oppenheimer Main Street Income & Growth Fund

================================================================================
4. Management Fees
   And Other Transactions
   With Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of .65% on the first $200 million of average annual net assets with a reduction of .05% on each $150 million thereafter to $500 million and .45% on net assets in excess of $500 million. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent state regulatory limit on Fund expenses.

     For the six months ended December 31, 1995, commissions (sales charges paid by investors) on sales of Class A shares totaled $14,522,720, of which $3,626,825 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $15,595,390 and $952,933, respectively, of which $257,547 and $14,298 was paid to an affiliated broker/dealer. During the six months ended December 31, 1995, OFDI received contingent deferred sales charges of $934,794 and $123,128 upon redemption of Class B and Class C shares.

     OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

     Under separate approved plans, each class may expend up to .25% of average net assets annually to compensate OFDI for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other institutions. In addition, Class B and Class C shares are subject to an asset-based sales charge of .75% of net assets annually, to compensate OFDI for sales commissions paid from its own resources at the time of sale and associated financing costs. In the event of termination or discontinuance of the Class B or Class C plan, the Board of Directors may allow the Fund to continue payment of the asset-based sales charge to OFDI for distribution expenses incurred on Class B or Class C shares sold prior to termination or discontinuance of the plan. At December 31, 1995, OFDI had incurred unreimbursed expenses of $40,713,933 for Class B and $4,858,181 for Class C. During the six months ended December 31, 1995, OFDI paid $103,567, $1,891 and $31,884 to an affiliated broker/dealer as compensation for Class A, Class B and Class C personal service and maintenance expenses, respectively, and retained $4,260,673 and $1,356,712 as compensation for Class B and Class C sales commissions and service fee advances, as well financing costs, respectively.

================================================================================
5. Option Activity

The Fund may buy and sell put and call options, or write covered put and call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

     The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

     Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.














Written option activity for the six months ended December 31, 1995 was as follows:


                                               Call Options
                                               ----------------------------------
                                               Number of               Amount of
                                               Options                 Premiums
--------------------------------------------------------------------------------
Options outstanding at June 30, 1995              400                 $   38,799
--------------------------------------------------------------------------------
Options written                                 6,200                  1,400,402
--------------------------------------------------------------------------------
Options closed or expired                      (3,900)                  (517,482)
                                               ------                 ----------
Options outstanding at December 31, 1995        2,700                 $  921,719
                                               ======                 ==========

22  Oppenheimer Main Street Income & Growth Fund

                    Oppenheimer Main Street Income & Growth Fund
                    A Series of Oppenheimer Main Street Funds, Inc.

=============================================================================
Officers and        James C. Swain, Chairman and Chief Executive Officer
Directors           Robert G. Avis, Director
                    William A. Baker, Director
                    Charles Conrad, Jr., Director
                    Jon S. Fossel, Director
                    Raymond J. Kalinowski, Director
                    C. Howard Kast, Director
                    Robert M. Kirchner, Director
                    Bridget A. Macaskill, Director and President
                    Ned M. Steel, Director
                    Andrew J. Donohue, Vice President
                    Robert J. Milnamow, Vice President
                    George C. Bowen, Vice President, Secretary and Treasurer
                    Robert J. Bishop, Assistant Treasurer
                    Scott Farrar, Assistant Treasurer
                    Robert G. Zack, Assistant Secretary
=============================================================================
Investment Advisor  OppenheimerFunds, Inc.

=============================================================================
Distributor         OppenheimerFunds Distributor, Inc.

=============================================================================
Transfer and
Shareholder         OppenheimerFunds Services
Sevicing Agent
=============================================================================
Custodian of        The Bank of New York
Portfolio
Securities

=============================================================================
Independent         Deloitte & Touche LLP
Auditors
=============================================================================
Legal Counsel       Myer, Swanson, Adams & Wolf, P.C.


                    The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors. This is a copy of a report to shareholders of Oppenheimer Main Street Income & Growth Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Main Street Income & Growth Fund. For material information concerning the Fund, see the Prospectus.

                    Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

                    23 Oppenheimer Main Street Income & Growth Fund

Information
General Information
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Saturday 10 a.m.-2 p.m. ET

1-800-525-7048

Telephone Transactions
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1-800-852-8457

PhoneLink
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information and transactions

1-800-533-3310

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Monday-Friday 8:30 a.m.-8 p.m. ET

1-800-843-4461

OppenheimerFunds
Information Hotline
24 hours a day, timely and insightful
messages on the economy and
issues that affect your investments

1-800-835-3104

RS0700.001.1295       February 28, 1996

(Picture of Jennifer Leonard)
(Caption) Jennifer Leonard, Customer Service Representative
OppenheimerFunds Service

"How may I help you?"

As an Oppenheimer funds shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

     And when you need help, our Customer Service Representatives are only a
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     When you want to make a transaction, you can do it easily by calling our
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     For added convenience, you can get automated information with
OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

     You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent,
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     So call us today--we're here to help.

-------------------------------------------------------------------------------
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Denver, CO 80217-5270

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